Build-A-Bear Investor Overview

March 2025



Important Disclosures

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. We generally identify these statements by words or phrases such as "may," "might," "should," "expect," "plan," "anticipate," "believe," "estimate," "intend," "predict," "future," "potential" or "continue," the negative or any derivative of these terms and other comparable terminology. All the information concerning our future liquidity, future revenues, margins and other future financial performance and results, achievement of operating of financial plans or forecasts for future periods, sources and availability of credit and liquidity, future cash flows and cash needs, success and results of strategic initiatives and other future financial performance or financial position, as well as our assumptions underlying such information, constitute forward-looking information. Forward-looking statements are not guarantees of future results and are subject to risks and uncertainties, including without limitation, those identified in our annual report on Form 10-K and our Quarterly Reports on Form 10-Q, under the sections titled "Risk Factors," "Cautionary Note Regarding Forward-Looking Statements," and "Management's Discussion and Analysis of Financial Conditions and Results of Operations." All our forward-looking statements are as of the date of this presentation only. In each case, actual results may differ materially from such forward-looking information. Except as required by law, the Company does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Note Regarding Non-GAAP Measures

In this presentation, the Company's financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures, including, but not limited to EBITDA, Systemwide Sales, Store Contribution Margin, Return on Invested Capital and Free Cash Flow. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company's business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company's core operating results. These measures should not be considered a substitute for or superior to GAAP results. These non-GAAP financial measures are defined and reconciled to the most comparable GAAP measure later in this document.

Definitions of Non-GAAP Financial Measures

Systemwide sales include sales at all Build-A-Bear stores and websites, whether operated by the Company, by partners, or by franchisees. While partner sales and franchisee sales are not recorded as revenues by the Company, management believes the information is important in understanding the Company's financial performance, including total sales to end customers. Third-party retail sales are either reported to us by our partners or, where that is unavailable, estimated based on our wholesale sales, grossed up to our MSRP, and are not our revenues. Franchised store retail sales are reported to us by our franchisees and are not our revenues. Less than 5% of our Systemwide Sales are estimated based on our MSRP. The Company's revenues consist of Direct to Consumer (Net retail sales) --sales by Company-managed retail stores, two e-commerce sites; Commercial--transactions with other businesses, mainly comprised of wholesale product sales and licensing our intellectual property, including entertainment properties, for third-party use; and International franchising—royalties as well as product, fixture sales and supplies from other international operations under franchise agreements. Changes in Systemwide sales are primarily driven by comparable sales and net new unit growth.

Web Demand represents sales through all Build-A-Bear websites, whether fulfilled through our warehouse or stores. E-commerce is Web Demand fulfilled through our warehouse.

Free Cash Flow represents Build-A-Bear's net cash flows from operating activities, less capital expenditures.

Return on Invested Capital (ROIC) is defined as net operating profit after tax divided by invested capital, with net operating profit calculated as earnings before interest and taxes (EBIT), and invested capital calculated as net working capital, less excess cash, plus operating leases, net property, plant, and equipment (PP&E), and other assets.

BUILD-A-BEAR

Build-A-Bear began as a pioneer of Experiential Retail


WORKSHOP

Click to see how Build-A-Bear has become so much more

And is now a powerful brand

WELL-KNOWN
>90% Aided Brand Awareness*

RESPECTED
The #1 North American toy retailer**

BELOVED
~100m store and web visits per year***

OUTSIZED BRAND EQUITY
One of the 20 most influential retailers in North America**

PART OF POP CULTURE
Iconic, ~30 billion annual media impressions and PR impressions

A DESTINATION
~80% of store visits are planned*

MULTI-GENERATIONAL
25+ year-old brand

TRUSTED
Over 20 million loyalty members and first-party data contacts

*Source: Proprietary research, LEK Consulting, 2022 survey with U.S. consumers; **Source: WPP BAV "The World's Most Influential Retailers – 2024;"***Includes estimated traffic for third-party stores

We have improved our financial results

	2024 Snapshot	2019-2024 Growth
Total Revenue	$496M	47%
Net Retail Sales	$460M	42%
Third-Party Revenue*	$36M	140%
EBITDA**	$81M	430%
Margin	16.3%	+1,180 bps
Diluted EPS	$3.80	NM***
FCF	$28M	199%
ROIC	33.0%	NM***
Store Contribution Mgn****	25%	+ > 1,000 bps

*Third-Party references combine our Commercial + International Franchise segments.
**EBITDA is a Non-GAAP financial measure, see "Important Disclosures."
***NM=not meaningful. 2019 Net income was $261,000, and EPS was $0.02.
****Store Contribution margin is store-level EBIT margin for all corporate stores, and is a Non-GAAP financial measure, see "Important Disclosures."



Guests create lifetime memories by making their own stuffed animal at our experiential retail locations

By diversifying the business

Beyond Kids
~40% of sales to teens and adults*

Beyond Stores
Web Demand** has grown ~110% from 2019-2024

Beyond Birthdays
Birthdays are ~30% of sales, and top holidays are Christmas, Valentine's Day, and Easter

Beyond Malls
368 corporate stores and 221 third-party stores in multiple formats in more than 25 countries at Q4 2024

Expanding To More Ages
Appealing to older consumers through pop culture, licensed relationships and our Bear Cave microsite

Expanding Online
Buildabear.com sells mostly to collectors and gift givers that are teens and adults

Expanding To More Reasons
Mother's Day, Graduation, Congratulations, New Baby, Get Well, Thank You

Expanding To More Formats
Now includes tourist locations, concourse shops, shop-in-shops, ATMs, and wholesale



BUILD-A-BEAR

*Source: Proprietary research, LEK Consulting, 2022 survey with consumers. **Web Demand represents sales through all Build-A-Bear websites, whether fulfilled through our warehouse or stores, and is a Non-GAAP financial measure, see "Important Disclosures."

And evolving our store footprint

Partner Store Growth



138
92
70
61
56
58
39
2017
2018
2019
2020
2021
2022
2023
2024

Partner-Operated Stores were launched domestically in 2018, and internationally in 2023

Store Count Mix



22%
78%
2017
14%
23%
62%
2024
Corporately Managed
Partner-Operated
Franchised



BUILD-A-BEAR

We have expanded both sides of our business model

Net Retail Sales
(Direct-to-Consumer Segment*)



+42%
$323.5
$460.0
$M
2019
2024

Third-Party Revenue**
(Commercial & Intl. Franchise Segments)



+139%
$15.1
$36.0
$M
2019
2024

*Direct-to-Consumer (DTC) is sales by Company-managed retail stores and two e-commerce sites; it is defined in "Important Disclosures."
**Third-Party references combine our Commercial + International Franchise segments..

BUILD-A-BEAR

And we have entered a new era of profitability

Net Retail Pretax Income
(Direct-to-Consumer Segment)



+$54M
$50.4
($3.3)
$M
2019
2024
-1.0%
Margin
10.9%
Margin

Third-Party Pretax Income
(Commercial & Intl. Franchise Segments)



+$12M
$16.8
$4.8
$M
2019
2024
32.1%
Margin
46.5%
Margin

Third-Party Pretax Income reached 25% of total Pretax Income in 2024

BUILD-A-BEAR

Consistent returns position us for a new phase of growth

Free Cash Flow*



+44%
$19.2
$33.6
$46.0
$27.6
$M
2021
2022
2023
2024

2023 was a 53-week year; 2024 reflects a temporary drag from working capital timing dynamics.

ROIC*



35.9%
35.7%
37.5%
33.0%
2021
2022
2023
2024

*Free Cash Flow and Return on Invested Capital (ROIC) are non-GAAP financial measures; see "Important Disclosures."

We have multiple levers to grow the business

- Domestic Store Growth
- International Store Growth
- New Category Introductions
- Web Growth/ Gifting
- Wholesale Sales Growth

All Driven By Our Circle of Engagement

Content → Consumer Base Growth → Loyalty Programs → More Purchase Occasions → Increased Consumer Connection → Content



MiNi BEANS



BUILD-A-BEAR

And we have restarted new store unit growth

A teddy bear hug is understood in every language.



Total Experience Locations
(includes Corporate, Partner and Franchised stores)



522
481
479
488
525
589
639
2019
2020
2021
2022
2023
2024
2025e

We are expanding domestically & internationally in three models and through our multiple store formats

*Based on 2025 Net New Unit Growth guidance of at least 50 locations, which includes Corporate, Partner, and Franchised Stores.

BUILD-A-BEAR

We generate revenue from product sales at retail, at wholesale, and from royalties

Fiscal 2024	Retail	Commercial	International Franchising
	DTC (Corporate stores and websites in US, UK, CN)	Wholesale sales (includes US & Intl. partner-operated stores)	Sales-based royalty revenue, development fees, and merchandise sales
Store Count	368	138	83
% of Co. Pretax Profit*	75%	23%	2%
Revenue	$460M	$31M	$5M
Pretax Margin	10.9%	50.2%	21.6%
ROIC**	28%	106%	41%

*% of Co. Pretax Profit doesn't add to 100% due to rounding.
** Return on Invested Capital (ROIC) is a non-GAAP financial measure; see "Important Disclosures."

BUILD-A-BEAR

At retail, multiple store models produce top tier unit economics

Corporate Store Returns

2024 Results for store classes of 2019, 2020, and 2021	Discovery Store Model*	Concourse/SIS Store Model*
Avg. Corp Store Unit Vol.	$1,578K	$615K
4-Wall EBITDA**	$535K	$152K
4-Wall EBITDA margin	34%	25%
Avg. Net Investment	**$272K**	**$42K**
Cash-on-Cash Return	196%	363%

We opened a net 9 new corporate stores in fiscal 2024



*Discovery Stores are generally 1,800-2,200 square feet and Concourse/SIS are generally 200+ sq feet. The results are for stores open a full year in 2024.
**EBITDA is a Non-GAAP financial measure, see "Important Disclosures."

BUILD-A-BEAR

Commercial is our fastest growing segment

Partner-Operated Stores


+25%
CAGR
56
61
70
92
138
2020
2021
2022
2023
2024
Launched international Partner-Operated Stores

Commercial Revenue


+63%
CAGR
$4.4
$11.5
$18.5
$25.4
$31.4
$M
2020
2021
2022
2023
2024

Commercial revenue is primarily wholesale sales, including sales to partner-operated stores

BUILD-A-BEAR

International Franchise is also growing

Intl. Franchise Stores


71
72
68
74
83
2020
2021
2022
2023
2024

Intl. Franchise Revenue


+29%
CAGR
$1.7
$2.3
$3.2
$4.5
$4.7
$M
2020
2021
2022
2023
2024

Intl. Franchise revenue includes sales-based royalties, development fees, and merchandise sales

Systemwide Sales exceed revenue

Revenue


+$10M
$338.5
$255.3
$411.5
$467.9
$486.1
$496.4
$M
2019
2020
2021
2022
2023
2024

Systemwide Sales*


+$13M
$371.4
$272.5
$440.0
$508.5
$535.0
$548.1
$M
2019
2020
2021
2022
2023
2024

Systemwide Sales exceed revenue because it includes BAB product sales at all stores, whether operated by the Company, partners, or franchisees

BUILD-A-BEAR

*Systemwide Sales is a Non-GAAP financial measure, see "Important Disclosures."

While growing, we are returning capital to shareholders

$133M ($9.14/share*) Returned to Shareholders 2021-2024

Share Repurchase

Dividends



$4.4
$19.9
$24.2
$0.3
$20.5
$22.1
$31.0
$11.0
$M
2021
2022
2023
2024

	2021	2022	2023	2024
Free Cash Flow	$19.2	$33.6	$46.0	$27.6

The Company paid special dividends in December 2021 and April 2023, paid an initial quarterly cash dividend of $0.20 per share in April 2024, and in March 2025, increased its quarterly cash dividend by 10% to $0.22.

Our asset-light shift allows a greater ability to return FCF to shareholders

BUILD-A-BEAR

*Per share using average shares over the time period of 14.6M

Our opportunity to sell more products to more people in more places is a testament to **the power of the brand**

The specialty toy company that helped define experiential retail in the late '90s has not only survived but thrived. From inspiring viral moments, generating products that leverage pop culture IP and building a variety of store formats, everyone's favorite cuddly retailer may be developing an empire.*

World-Class Licenses

...the brand has remained relevant for almost three decades—from the fall of the shopping mall to the rise of e-commerce.**

World-Class Relationships



BUILD-A-BEAR
HELLO KITTY
Hudson News

Build-A-Bear Workshop has been one of the most recognizable and beloved toy brands in the world since opening in 1997.***

*https://www.marketingdive.com/news/build-a-bear-business-empire-transformation/699425/
**https://toybook.com/build-a-bear-documentary-streaming-news/
***Celebrating the Holidays With Build-A-Bear Workshop (cheddar.com)

Financial Review



Fiscal 2024 was the most profitable year in Build-A-Bear history

Revenue	$496.4M, +3.6%*
Pretax Income	$67.1M, +5.1%*
Net New Unit Growth**	64 units
Gross Profit Margin	54.9%, + 50 BPS
EBITDA	$81.1M, 16.3% margin
Adj. EPS	$3.77, +10.2%***
YE Cash	$27.8M

Free Cash Flow	$27.6M
Cash Returned	$42.0M

2024 was our fourth consecutive year of record growth and profits



*Fiscal 2023 was a 13-week year; the revenue and pretax growth rates exclude the extra week of operations in 2023.
**Net New Unit Growth includes Corporate, Partner-Operated, and International Franchise stores.
***Adj. EPS excludes discrete items for both 2023 and 2024.

Q4 2024 was our most profitable fourth quarter

Revenue	$150.4M, +5.7%*
Pretax Income	$27.5M, +15.8%*
Net New Unit Growth**	24 units
Gross Profit Margin	56.6%, + 20 BPS
EBITDA	$31.1M, 20.7% margin
Adj. EPS	$1.59, +18.7%***
Quarter-end Cash	$27.8M

Dividend	$2.7M
Stock Repurchased	$8.0M

*The fiscal fourth quarter of 2023 was a 14-week quarter; the revenue and pretax growth rates exclude the extra week of operations in 2023.
**Net New Unit Growth includes Corporate, Partner-Operated, and International Franchise stores.
*** Adj. EPS excludes discrete items for both 2023 and 2024.



BUILD-A-BEAR

Fiscal 2025 Guidance calls for continued top-line growth*

Revenue	MSD growth
Pretax Income**	LSD decline-LSD growth
Net New Unit Growth***	At least 50 units

Capital Expenditures	$20M-$25M
Depreciation & Amortization	≈$16M
Tax Rate****	≈24%

Pretax income reflects over $10 million of additional costs, about half of which is driven by our current estimated net tariff impact, followed by increased medical and labor costs.



*Guidance as of March 27, 2025.
**LSD = low-single-digit; MSD = mid-single-digit
***Net New Unit Growth includes Corporate, Partner, and Franchised Stores.
****Excludes discrete items

BBW Key Statistics

Share Price - March 21	$37.33
Shares Out. 4Q-end	13.25M
Market Capitalization	$495M
Cash 4Q-end	27.8M
Qtly. Dividend/Yield	$0.22/2.4%
Float (est.)	96.0%
Avg. Daily Vol. (3 mos.)	285,500



Source: BAB, NYSE Connect

Appendix

Build-A-Bear Non-GAAP Reconciliations

Systemwide Sales, Free Cash Flow, EBITDA

Fiscal Year-End ($ millions)	2019	2020	2021	2022	2023	2024
Systemwide Sales:						
Net retail sales	323.5	249.2	397.7	446.2	456.2	460.3
Third-party sales	47.9	23.3	42.3	62.3	78.9	87.8
Total Systemwide sales	$ 371.4	$ 272.5	$ 440.0	$ 508.5	$ 535.0	$ 548.1

Fiscal Year-End ($ millions)	2022	2023	2024
Calculation of Free cash flow			
Net cash provided by operating activities	$ 47.3	$ 64.3	$ 46.9
Net cash used in investing activities	(13.6)	(18.3)	(19.3)
Free cash flow	$ 33.6	$ 46.0	$ 27.6

Fiscal Year-End ($ millions)	2024
Calculation of EBITDA	
Income before income taxes	$ 67.1
Interest (income) expense, net	$ (0.9)
Depreciation and amortization expense	$ 14.8
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 81.1

13 Weeks Ended February 1, 2025 ($ millions)	Q4 2024
Calculation of EBITDA	
Income before income taxes	$ 27.5
Interest (income) expense, net	$ (0.1)
Depreciation and amortization expense	$ 3.8
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 31.1

Discovery Store Model Classes of 2019, 2020, and 2021 ($ millions)	2024
Calculation of EBITDA	
Income before income taxes	$ 0.495
Interest (income expense, net)	$ -
Depreciation and amortization expense	$ 0.039
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 0.535

Concourse/SIS Store Model Classes of 2019, 2020, and 2021 ($ millions)	2024
Calculation of EBITDA	
Income before income taxes	$ 0.142
Interest (income expense, net)	$ -
Depreciation and amortization expense	$ 0.010
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 0.152

BUILD-A-BEAR

Build-A-Bear Non-GAAP Reconciliations

Return on invested capital, Segment ROIC

Fiscal Year-End ($ millions)	2022	2023	2024
Calculation of Return on Invested Capital			
Numerator			
Net income	$ 48.0	$ 52.8	$ 51.8
Operating lease interest	5.5	5.5	6.9
Interest expense (income)	0.0	(0.9)	(0.9)
Lease adjusted net operating profit after tax	$ 53.5	$ 57.4	$ 57.9
Denominator:			
Current Assets	$ 147.4	$ 127.8	$ 126.3
Current Liabilities	101.2	83.7	79.4
Excess Cash (cash in excess of $20m)	22.2	24.3	7.8
Net Working Capital	24.1	19.7	39.1
Operating Leases	71.8	73.4	90.2
Property + Equipment	50.8	55.3	59.8
Other Assets	4.2	7.2	6.1
Total Invested Capital	150.9	155.6	195.2
Average Invested Capital	$ 149.7	$ 153.2	$ 175.4
Return on invested capital	**35.7%**	**37.5%**	**33.0%**

Fiscal Year-End ($ millions)	2024
Calculation of Return on Invested Capital	
Commercial	
Numerator:	
Pretax Income	15.8
Tax rate, adj.	23.5%
Taxes	3.7
Net operating profit after tax	12.1
Commercial Assets	14.0
Average Commercial Assets	11.4
ROIC—Commercial	**106%**
Intl Franchise	
Numerator:	
Pretax Income	1.0
Tax rate, adj.	23.5%
Taxes	0.2
Net operating profit after tax	0.8
Intl Franchise Assets	2.6
Avg Intl Franchise Assets	1.9
ROIC—Intl Franchise	**41%**

Fiscal Year-End ($ millions)	2024
Calculation of Return on Invested Capital	
Net Retail	
Numerator:	
Pretax Income	50.4
Tax rate, adj.	23.5%
Taxes	11.8
NI	38.5
Operating lease interest	6.9
Interest Expense	(0.9)
NOPAT	44.6
Retail Assets	273,356
Average Retail Assets	267,828
Average Invested Capital	175.4
Net Retail Avg Invested Capital (Co. IC less C	162.1
ROIC—Retail	**28%**

BUILD-A-BEAR

Contact Information



Gary Schnierow

VP, Investor Relations & Corporate Finance

GaryS@buildabear.com

Kim Utlaut

SVP, Chief Brand Officer

KimU@buildabear.com